Supplement Dated October 30, 2013
To The Statement of Additional Information
Dated April 29, 2013

JNL® Series Trust

Please note that all changes apply to your variable annuity and/or variable life product(s).

On page 78, in the section entitled “Committees of the Board of Trustees,” please delete the second paragraph in its entirety and replace it with the following:

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees.  The Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, Mr. William R. Rybak, P.O. Box 30902, Lansing, Michigan 48909-8402.  As of January 1, 2011, Messrs. Bouchard, McLellan, Rybak and Mesdames Engler and Woodworth are members of the Governance Committee.  Mr. Rybak serves as Chair of the Governance Committee.  Mrs. Engler is an ex officio member of the Governance Committee.  The Governance Committee had four meetings in the last fiscal year.

On page 80, in the section entitled “Trustee Compensation,” following the table, please delete the footnote 3 in its entirety and replace it with the following:

3	Ms. Engler is an ex officio member of the Governance Committee. Therefore, she does not receive any compensation as a member of the Governance Committee.

This Supplement is dated October 30, 2013.

(To be used with V3180 04/13 and V3180PROXY 04/13.)

CMX12044 10/13